EXHIBIT 10.2

TECHNOLOGY SALE/TRANSFER/ASSIGNMENT AGREEMENT

FOR ALL INTELLECTUAL PROPERTY (IP)

THIS AGREEMENT is made as of this 14th day of October, 2014 by and between Robert L. Scragg, together with his wife Barbara J. Scragg, individually and as President and Secretary and VP/ Treasurer and majority stockholders of Alpha Engines Corporation, a Delaware corporation, with offices at 554 S.W. Mayfair Lane, Lake City, Florida 32024 (SELLERS), and Turbine Truck Engines, Inc., a Nevada corporation, with offices at 46600 Deep Woods Road, Paisley, Florida 32767 (BUYER) (collectively the “PARTIES”).

W I T N E S S E T H:

WHEREAS, SELLERS are engaged in the business of designing and developing systems and products in the nature of Detonation Cycle Gas Turbine Engines and has, over the years, acquired and developed substantial technology (the “Technology”) and valuable technical knowledge, know-how, and experience in the design and development of such systems and concepts in this technology (the Intellectual Property “IP”).  The IP shall include, without limitation, 100% of all worldwide rights to all forms of IP – Patents, patent applications, trademarks (whether registered or common law), copyrights (whether registered or common law) and all trade secrets of any and all kinds; and

WHEREAS, BUYER desires to buy and offers to buy the IP and SELLERS desire to sell and offer to sell the IP.

NOW, THEREFORE, in consideration of the premises outlined herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.  SALE – PATENTS

WHEREAS, SELLERS are the sole and exclusive owners of the Patents, Patent applications and registrations identified more fully in Schedule A of the “ASSET PURCHASE AGREEMENT” executed simultaneously with this contract (the “Patents”); and

WHEREAS, SELLERS have the power and authority to sell to BUYER the right, privilege and title as owners the Patents.

A.  SELLERS hereby irrevocably sell, transfer and assign 100% of all world-wide Patents and Patent rights to BUYER of each and every kind, now and in the future.  Sellers hereby irrevocably sell, transfer and assign 100% of all future Patent rights, new inventions, concepts, and improvements related to the technology transfers herein.

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2.  SALE – TRADEMARKS

WHEREAS, SELLERS are the sole and exclusive owner of the trademarks and registrations such as 21st Century Detonation Cycle Gas Engine, Alpha Engines, EIC Ignition System, Core Technology Rights and any and all types of Trademarks established in the past (the “Trademarks”); and

WHEREAS, SELLERS have the power and authority to sell to BUYER the right, privilege and title as owners of the Trademarks.

A.  SELLERS hereby irrevocably sell, transfer and assign 100% of all world-wide Trademarks and Trademark rights, together with the goodwill associated therewith, both common law and formal registrations, to BUYER of each and every kind, now and in the future.  SELLERS hereby irrevocably sell, transfer and assign 100% of all future Trademarks and Trademark rights related to the technology transfers herein to BUYER.

3.  SALE – COPYRIGHTS

WHEREAS, SELLERS are the sole and exclusive owner of common law Copyrights and registrations from all written documents, technical manuals, etc. related to the technology transfers herein; and

WHEREAS, SELLERS have the power and authority to sell to BUYER the right, privilege and title as owners of the Copyrights.

A.  SELLERS hereby irrevocably sell, transfer and assign 100% of all world-wide Copyrights and Copyright rights, both common law and formal registrations, to BUYER of each and every kind, now and in the future.  SELLERS hereby irrevocably sell, transfer and assign 100% of all future Copyrights related to the technology transfers herein to BUYER.

4.  SALE – TRADE SECRETS

WHEREAS, SELLERS are the owner and developer of certain concepts and inventions relating to  Detonation Cycle Gas Turbine Engines, Electromagnetic Process and Apparatus for Making Methanol, Core Technology Rights for non-fossil fuels and oxidizers, unpatented inventions, EIC Ignition System, all Trade Secrets of any and all types and any existing Confidentiality Agreements (the “Processes”);

WHEREAS, SELLERS have taken appropriate steps to protect such Processes as a trade secrets.

A.  SELLERS hereby irrevocably sell, transfer and assign 100% of all world-wide Trade Secrets and Trade Secret rights, both common law and under state law, to BUYER of each and every kind, now and in the future.  SELLERS hereby irrevocably sell, transfer and assign 100% of all future Trade Secrets and Trade Secret rights and improvements related to the technology transfers herein to BUYER.

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5.  COMPENSATION

A.  In consideration for the Intellectual Property sold hereunder, BUYER agrees to pay to SELLERS the value and common stock together with such other consideration as more fully described in the “ASSET PURCHASE AGREEMENT” between the parties executed with this contract simultaneously.

6.  SELLERS OBLIGATIONS/CONFIDENTIALITY

A.  Beginning upon the effective date of this Agreement, SELLERS shall meet with and provide BUYER with such Technology and IP relating to the installation and operation of hardware, software, machinery, equipment, materials, object codes, specifications, designs, manufacturing and processing procedures, methods, layout and the like which SELLERS believe BUYER may require in order to manufacture.

B. SELLERS recognize that such Technology and IP is the proprietary and confidential property of BUYER after execution of this contract.  Accordingly, SELLERS shall not disclose or reveal to any third party or utilize for its own benefit, other than pursuant to this Agreement, any such Technology and IP provided by SELLERS to BUYER.

7. IMPROVEMENTS

After execution of this Agreement, SELLERS shall inform BUYER of any technical improvements and/or inventions relating to the Technology and/or the IP.  All such improvements and/or inventions shall become the property of BUYER to develop said improvements and/or inventions.

8.  TECHNICAL INFORMATION

SELLERS represent that the technical information and assistance relating to the Technology and IP conveyed under this Agreement shall be provided with reasonable care and will, where applicable, be of the same types as currently practiced by SELLERS.

9.  INDEMNITY

A.  SELLERS agree to defend, indemnify and hold BUYER, its officers, directors, agents and employees, harmless against all costs, expenses and losses (including reasonable attorneys’ fees and costs) incurred through claims of third parties against BUYER based on the sale herein of the Technology and IP (the “Indemnity”).  The SELLER’S liability under this Section 9, shall be limited to the stock, whether issued or required to be issued, to SELLERS under the Asset Purchase Agreement, including the right of BUYER to offset against any such stock, to secure any claim for Indemnity.  In the event such stock is no longer in the SELLER’S possession, the Indemnity shall be limited to the lessor of (a) the  value of the Stock as of the date BUYER is notified of a claim giving rise to the Indemnity or (b) the value received by SELLER for said stock.

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10.  JURISDICTION/VENUE/DISPUTES

This Agreement shall be governed in accordance with the laws of the State of Florida and applicable federal laws.  Venue for all disputes under this Agreement shall be resolved by litigation in the courts of the State of Florida, Sumter County, including Florida Middle District Federal Court therein and the Parties all consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to it.

11. AGREEMENT BINDING ON SUCCESSORS

The provisions of the Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, their heirs, administrators, successors and assigns.

12.  ASSIGNABILITY

Neither party may assign this Agreement.

13.  WAIVER

No waiver by either party of any default shall be deemed as a waiver of prior or subsequent default of the same of other provisions of this Agreement.

14.  SEVERABILITY

If any term, clause or provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be deemed to be severed from the Agreement.

15.  INTEGRATION

This Agreement is executed in connection with that certain Asset Purchase Agreement, and all of the related Intellectual Property Transfer Documents outlined in Schedule D thereof, each of which shall be executed simultaneously herewith (individually and collectively the “Transaction Documents”).  The Transaction Documents taken as a whole, constitute the entire understanding of the Parties, and revoke and supersede all prior oral or written agreements between the Parties.

[Signatures contained on the following page]

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IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

SELLERS:	BUYER:

ALPHA ENGINES CORPORATION, Robert L. Scragg, Barbara J. Scragg	TURBINE TRUCK ENGINES, INC

By:	By:
Robert L. Scragg, President,	Michael Rouse
Secretary and individually	President

Barbara J. Scragg, Treasurer	Enzo Cirillo,
and individually	Interim CEO and
Chairman of the Board

[Notary’s contained on the following pages]

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On this 14th day of October, 2014, before me, Timothy M. Webb, the undersigned Notary Public, personally appeared Robert L. Scragg, individually and as President and Secretary of SELLER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

________________________________

Notary Public

County of Volusia

State of Florida

Notary Stamp and Seal

On this 14th day of October, 2014, before me, Timothy M. Webb, the undersigned Notary Public, personally appeared Barbara J. Scragg, individually and as Treasurer of SELLER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

________________________________

Notary Public

County of Volusia

State of Florida

Notary Stamp and Seal

[Notary’s contained on the following pages]

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On this 14th day of October, 2014, before me, Timothy M. Webb, the undersigned Notary Public, personally  appeared Michael Rouse, as President of BUYER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

________________________________

Notary Public

County of Volusia

State of Florida

Notary Stamp and Seal

On this 17th day of October, 2014, before me, the undersigned Notary Public, personally appeared Enzo Cirillo, as Interim CEO and Chairman of the Board of BUYER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

________________________________

Notary Public

Province of Ontario

Canada

Notary Stamp and Seal

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